Exhibit 99.1

SYNNEX Board Approves SYNNEX and Concentrix Separation

Highlights

•	The separation will occur by means of a distribution to SYNNEX stockholders of 100% of the outstanding shares of Concentrix.
•	Each SYNNEX stockholder will receive one share of Concentrix common stock for every one share of SYNNEX common stock held based on record date.
•	Concentrix shares begin trading on the NASDAQ on December 1, 2020.

Fremont, Calif., November 3, 2020 – SYNNEX Corporation (NYSE: SNX), a leading IT distribution, services, and integrated solutions company, today announced that its board of directors has approved the completion of its previously announced separation of SYNNEX and Concentrix, a leading global provider of customer experience (CX) solutions and technology, into two independent, publicly traded companies. The separation will occur through a pro rata distribution of all Concentrix stock to SYNNEX stockholders. The distribution remains subject to the satisfaction of all conditions described in the preliminary information statement filed with the Form 10, including but not limited to obtaining all necessary regulatory approvals, including that of the SEC.

In the distribution, SYNNEX stockholders will receive one share of Concentrix common stock for each share of SYNNEX common stock held at close of business on November 17, 2020, the record date for the distribution. Pending the satisfaction of the above-mentioned conditions, the distribution of Concentrix common stock is expected to occur on December 1, 2020.

Immediately following the distribution, Concentrix will be an independent, publicly traded company and will be listed on the NASDAQ Stock Market under the ticker “CNXC”. SYNNEX will continue trading on the NYSE under the ticker “SNX”.

“This transaction provides SYNNEX and Concentrix enhanced agility to capitalize on market opportunities and better align investments to individual business objectives and client needs,” said Dennis Polk, President and CEO of SYNNEX. “It also provides additional flexibility for the continual innovation and transformation that the pace of each respective industry requires. By separating, we expect to deliver greater value to investors by further strengthening our position in each of our markets.”

Beginning on or about November 16, 2020, and continuing up to the distribution date, it is expected there will be two markets in SYNNEX common stock. Shares traded in the “regular-way” market will be entitled to shares of Concentrix common stock pursuant to the distribution, while shares traded in the “ex-distribution” market will trade without an entitlement to shares of Concentrix common stock pursuant to the distribution. Shares of SYNNEX in the “ex-distribution” market will trade under the symbol “SNX WI”.

Concentrix anticipates that “when-issued” trading will begin on or about November 16, 2020, and will continue up to the distribution date. Shares of Concentrix in the “when-issued” market will trade under the symbol “CNXCV”. “Regular-way” trading of Concentrix common stock is expected to begin on December 1, 2020, the first trading day following the completion of the separation (although this date may change if certain conditions are not satisfied by that date, as described in Concentrix’ preliminary information statement filed with the Form 10).

SYNNEX stockholders who hold common stock on the record date and decide to sell any of their common stock before the distribution date should consult with their stockbroker, bank, or other nominee to understand whether the shares of SYNNEX common stock will be sold with or without the entitlement to Concentrix common stock pursuant to the distribution.

No action is required by SYNNEX stockholders to receive shares of Concentrix common stock in the distribution. SYNNEX expects to make the information statement available to all stockholders entitled to receive the distribution of shares of Concentrix common stock. The information statement is an exhibit to Concentrix’ Registration Statement on Form 10 that describes Concentrix, including the risks of owning Concentrix common stock, and other details regarding the separation. The distribution of Concentrix common stock is subject to the conditions described in the information statement, including, but not limited to, obtaining all necessary regulatory approvals, including that of the SEC.

About SYNNEX

SYNNEX Corporation (NYSE: SNX) is a Fortune 200 corporation and a leading business process services company, providing a comprehensive range of distribution, logistics and integration services for the technology industry and providing outsourced services focused on customer engagement to a broad range of enterprises. SYNNEX distributes a broad range of information technology systems and products, and also provides systems design and integration solutions. Founded in 1980, SYNNEX Corporation operates in numerous countries throughout North and South America, Asia-Pacific and Europe. Additional information about SYNNEX may be found online at synnex.com.

About Concentrix

Concentrix, a wholly-owned subsidiary of SYNNEX Corporation (NYSE: SNX), is a technology-enabled global business services company specializing in customer engagement and improving business performance for some of the world’s best brands. Every day, from more than 40 countries and across 6 continents, our staff delivers next generation customer experience and helps companies better connect with their customers. We create better business outcomes and help differentiate our clients through technology, design, data, process, and people. Concentrix provides services to clients in our key industry verticals: technology & consumer electronics; retail, travel & ecommerce; banking, financial services & insurance; healthcare; communications & media; automotive; and energy & public sector. We are Different by Design. Visit concentrix.com to learn more.

Safe Harbor Statement

Statements in this news release regarding SYNNEX Corporation, which are not historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may be identified by terms such as believe, foresee, expect, may, will, provide, could and should and the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding strategies and objectives of SYNNEX for future operations, including the separation transaction; the future performances of SYNNEX and Concentrix if the separation is completed; the purpose, methodology, effects, and timing of the spin-off of Concentrix; statements regarding the registration statement; what shareholders will own immediately following the transaction; when and on which market Concentrix shares will trade; timing and extent of regular way, ex-distribution, and when-issued trading; and statements regarding the expected benefits of the transaction to each of SYNNEX and Concentrix, including value creation opportunities and strengthened market positioning. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to: the impact of COVID-19 or coronavirus, or other pandemics, and the impact of related governmental, individual and business responses; general economic and market conditions; risks related to the satisfaction of closing conditions in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the transaction; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX or Concentrix; the ability to retain key personnel; negative effects of the transaction announcement or the consummation of the proposed spin-off on the market price of the capital stock of SYNNEX or Concentrix; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the transaction; transaction-related financings; other business effects; future exchange and interest rates; changes in laws, regulations, and policies; and competitive developments; and other risks and uncertainties detailed in the Form 10 registration statement, in our Form 10-K for the fiscal year ended November 30, 2019, and in subsequent SEC filings. Statements included in this press release are based upon information known to

SYNNEX Corporation as of the date of this release, and SYNNEX Corporation does not intend to update information contained in this press release.

Copyright 2020 SYNNEX Corporation. All rights reserved. SYNNEX, the SYNNEX Logo, CONCENTRIX, and all other SYNNEX company, product and services names and slogans are trademarks or registered trademarks of SYNNEX Corporation. SYNNEX, the SYNNEX Logo, and CONCENTRIX Reg. U.S. Pat. & Tm. Off. Other names and marks are the property of their respective owners.

Investor Contact:

Vikram Sinha

Investor Relations

SYNNEX Corporation

ir@synnex.com

510-668-3904